Exhibit 10.2

First Amendment to License Agreement

The License Agreement effective as of December 31, 2015, between

A.

Vixen Pharmaceuticals, a Delaware corporation, as assigned to and assumed by Aclaris Therapeutics Inc., having offices at 640 Lee Road, Suite 200, Wayne, Pennsylvania 19087 (“RECIPIENT”) pursuant to the Stock Purchase Agreement signed by Vixen Pharmaceuticals and  Aclaris Therapeutics Inc., dated March 24, 2015; and

B.	The Trustees of Columbia University in the City of New York, having an address at c/o Columbia Technology Ventures, 80 Claremont Avenue, Suite 4F, New York, New York 10027 (“Columbia”),

a copy of the License Agreement is attached herewith as Schedule A (the “Agreement”), is hereby amended as follows:

1.	Please amend Exhibit A by adding the following Section:
IR	Docket	Patent/Application Title	Patent/Application No.	Filing Date	Status
[***]	[***]	[***]	[***]	[***]	[***]

2.	This Amendment is effective as of June 27, 2018.
3.

All other terms and conditions of the Agreement shall remain in full force and effect, except as expressly amended herein.  If there is any inconsistency or conflict between this Amendment and the Agreement, the provisions of this Amendment shall govern and control.  This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

AGREED:

Recipient	THE TRUSTEES OF COLUMBIA UNIVERSITY IN THE CITY OF NEW YORK
/s/ Neal Walker	/s/ Scot G. Hamilton
Printed Name: Neal Walker	Printed Name: Scot G. Hamilton
Title: President and CEO	Title: AVP for CTV at Columbia
Date:6/27/18	Date: 6/28/2018
TT 52520

Attachments:Schedule A – the Agreement

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.